SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Commission File Number: 000-31945

                       Date of Report:  November 27, 2001


                         CELEBRITY SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)


  Colorado                                                            84-1521645
(Jurisdiction  of Incorporation)               (IRS Employer Identification No.)



34190  Sepulveda  Avenue,  Suite  300                                     92624
(Address  of  principal  executive  offices)                        (Zip  Code)



Registrant's  telephone  number,  including  area  code:        (214)  507-8789

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                                  INTRODUCTION

     This Report is filed for the purpose of providing current information about our company.

     ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.
                                      None

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.
                                      None

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.
                                      None.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     The  company  has  changed  Auditors.  The  company  new  Auditors  are  :

                              Chisholm & Associates
                                 P.O. Box 540216
                        North Salt Lake City, Utah 84054

     The  company  had  no  disagreement  with  there  previous  auditors.

     ITEM  5.  OTHER  EVENTS.  None

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.  None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

November  27,  2001



                         CELEBRITY SPORTS NETWORK, INC.

                             by:/s/Gregory C. Smith
                                GREGORY C. SMITH,
                                    PRESIDENT

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